EXHIBIT 7

                        CONSENT OF PRICE WATERHOUSE, LLP


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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6 of our report dated February 12, 1997, relating to the Consolidated financial statements of Phoenix Home Life Mutual Insurance Company, which appears in such prospectus.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
Hartford, Connecticut
September 15, 1997